                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 and Form N-4 for FS Variable Annuity Account Two of First SunAmerica Life Insurance Company, of our report dated
November 8, 1996 relating to the financial statements of First SunAmerica Life Insurance Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus. We also consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for FS Variable Annuity Account Two of First SunAmerica Life Insurance Company, of our report dated November 1, 1996 relating to the financial statements of FS Variable Annuity Account Two of First SunAmerica Life Insurance Company, which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Financial Statements" in the Statement of Additional Information.



PRICE WATERHOUSE LLP
Los Angeles, California
December 23, 1996